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                                                                    Exhibit 99-2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-22059) of Xerox Corporation of our report dated June 27, 2005, relating to the financial statements of the Xerox Corporation Savings Plan which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Stamford, Connecticut
June 29, 2005